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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 3, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     1-16383                 95-4352386
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

                    717 Texas Avenue
                       Suite 3100
                     Houston, Texas                                77002
        (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

     On January 3, 2006, the Section 162(m) Subcommittee (the "Subcommittee") of the Compensation Committee (the "Committee") of the Board of Directors of Cheniere Energy, Inc. (the "Company") established the 2006 performance goals, performance period and the maximum pay-outs for the Company's executive officers upon achievement of the 2006 performance goals. The Company must achieve either a minimum increase in the Company's net asset value per share or total stockholder return from January 1, 2006 through December 31, 2006 (the "2006 Performance Period") in order for the Company's executive officers to receive a bonus. The amount of the aggregate payment under the performance bonus plan could range from zero to the maximum percentage of 300% of base salary for the Chief Executive Officer, 250% for the Chief Operating Officer and President and 200% for the Vice Chairman and any Senior Vice President, depending upon the extent to which the performance goals are met or exceeded. Payments of bonus amounts may be made, at the Subcommittee's discretion, in cash, stock or a combination of both.

     On March 29, 2006, the Subcommittee changed the maximum bonus target from a percentage of base salary, as approved at the January 3, 2006 meeting, to a maximum number of shares of phantom stock. A share of phantom stock is the right to receive a share of Company common stock or cash in an amount equal to a share of Company common stock at the end of the 2006 performance period subject to achievement of the 2006 performance goals. The table below sets forth the maximum number of shares of phantom stock with respect to which each executive officer has the right to receive Company common stock or cash at the end of the 2006 Performance Period. Except for Mr. Horton who became President and Chief Operating Officer of the Company in April 2005, the maximum number of shares of phantom sock that was approved in March for each covered employee is the same as the maximum number approved for the 2005 bonus after taking into account the stock split that occurred in 2005. A summary of the 2006 performance bonus plan is attached hereto as Exhibit 10.1 and incorporated herein by reference. All payments, if any, with respect to the phantom stock shall be made on or before March 15, 2007.

                             2006 Performance Awards

--------------------------------------------------------------------------------
                                                     Maximum Number of Shares of
       Covered Employee                                   Phantom Stock (1)
--------------------------------------------------------------------------------
Charif Souki, Chairman and Chief
  Executive Officer                                            100,000
--------------------------------------------------------------------------------
Walter L. Williams, Vice Chairman                               30,000
--------------------------------------------------------------------------------
Stanley C. Horton, President and Chief
  Executive Officer                                             75,000
--------------------------------------------------------------------------------
Jonathan Gross, Senior Vice President-
  Exploration                                                   30,000
--------------------------------------------------------------------------------
Zurab S. Kobiashvili, Senior Vice President
  and General Counsel                                           30,000
--------------------------------------------------------------------------------
Keith M. Meyer, Senior Vice President-LNG                       30,000
--------------------------------------------------------------------------------
Don A. Turkleson, Senior Vice President, Chief
  Financial Officer and Secretary                               30,000
--------------------------------------------------------------------------------


-------------------
     (1) Notwithstanding the number of shares listed herein, the maximum number of shares of phantom stock awarded to any covered employee shall not exceed the maximum award permitted under the Company's Amended and Restated 2003 Stock Incentive Plan, taking into account any other awards granted to such covered employee during the calendar year.

     On March 29, 2006 (the "Grant Date"), Ms. Vicky A. Bailey was elected as a director of the Company and was granted 25,000 fully vested stock options with a term of ten years. The exercise price of the stock options is the closing price of the Company's common stock as reported on the American Stock Exchange on the Grant Date or $40.27. In addition, Ms. Bailey received compensation for the term of service from March 29, 2006 through May 2006 of $25,000. A summary of the compensation awarded to Ms. Bailey is attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

c) Exhibits

Exhibit
Number         Description
-------        -----------

10.1           Summary of 2006 Performance Bonus Plan (filed herewith)
10.2           Summary of Compensation to Non-Employee Director (filed herewith)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CHENIERE ENERGY, INC.

     Date: April 3, 2006                   By:    /s/ Don A. Turkleson
                                                  -------------------------
                                                  Name:  Don A. Turkleson
                                                  Title: Senior Vice President,
                                                         Chief Financial Officer
                                                         and Secretary

                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       -----------

10.1          Summary of 2006 Performance Bonus Plan (filed herewith)
10.2          Summary of Compensation to Non-Employee Directors (filed herewith)